UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

DECEMBER 31, 2015

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund’s return for 2015 was negative by declining 12.19%.  A $10,000 investment in our Fund at the start of 1996 grew to $72,986 during our Fund’s 20 years as a public investment company.  This was a 10.45% average annual compounded return.

The following spreadsheet will show you quickly the stocks that gained or declined in price for the year (or until the stock was sold last year).  Also, it shows the stocks that I either fully sold, increased or decreased as a percentage of the per share value of our Matthew 25 Fund.

		Price	Price	Holding	Holding	Holding
Description	Ticker	Down	UP	Increased	Decreased	Sold
Apple, Inc.	AAPL	x			x
BBCN Bancorp, Inc.	BBCN		x			x
Baker Hughes Incorporated	BHI		x			x
Berkshire Hathaway Inc.	BRK/A	x		x
Biglari Holdings Inc.	BH		x			x
Boardwalk Pipeline Partners	BWP	x		x
Brandywine Realty Trust	BDN	x		x
Cabela's Inc.	CAB	x		x
Caterpillar, Inc.	CAT	x				x
DR Horton Inc.	DHI		x	x
East West Bancorp, Inc.	EWBC		x			x
FedEx Corporation	FDX	x		x
Fannie Mae Preferred Stock	Various	x		x
Goldman Sachs	GS	x		x
Google, Inc. Class C	GOOG		x			x
Halliburton Co.	HAL		x			x
JP Morgan Chase & Co.	JPM		x	x
K12, Inc.	LRN		x			x
KKR & Co. LP	KKR	x		x
Kansas City Southern	KSU	x		x
Kelly Services, Inc.	KELYA	x				x
Kinder Morgan, Inc.	KMI		x			x
MasterCard Inc.	MA		x	x
Polaris Industries, Inc.	PII	x		x
Range Resources Corporation	RRC		x			x
Ryland Group Inc.	RYL		x	x
Scripps Networks Interactive	SNI	x		x
The Fresh Market, Inc.	TFM	x				x

The rest of this letter I want to look forward with you owners.  I would prefer this letter was to be for your eyes only, but since we are a public company others will be able see it.  What I will write in this letter is how I view this current market decline, and I will disclose some personal financial information.  You will decide what is best for you and your family.  This letter is to help you make an informed decision.

Many investors are more focused on Momentum than Value and Growth when investing.  Our Matthew 25 Fund is focused on Value and Growth!   It is comfortable and enjoyable when stocks are going up.  However, every time when stocks go down it does not mean they are bad long-term investments.  The price declines in these stocks that I have retained in our portfolio have increased the POTENTIAL of our investments!  These names are in bold in the above list.  Below is the definition of potential from Merriam-Webster Dictionary and I will address its three parts:

Potential

noun  po·ten·tial

Simple Definition of POTENTIAL

•

- a chance or possibility that something will happen or exist in the future

•

- a quality that something has that can be developed to make it better

•

- an ability that someone has that can be developed to help that person become successful

- a chance or possibility that something will happen or exist in the future

If the long-term earnings ability of a business does not decline or if the underlying assets have retained their intrinsic value, then the lower market prices work as if compressing a spring.  The reward potential becomes greater than the price cost of the decline.  Later in this letter I will show my estimates of the future valuations of a few of our investments, but I will use the data from Goldman Sachs (GS) to show my point.  In four years I put the potential fair value of GS at $388.00 as you will see later.  In the last 12 months this stock sold as high as $218.77 and currently sells for $149.63.  Ignoring the time difference for this price change, the compounded annual potential rate of return (including dividends) went from 16.37% to 28.16%.  Thus the 32% current price decline increases our total four-year return potential from 82% at the highest price to 166% at this current price.  The potential rate of return increases greater than the current price decline.

•

 a quality that something has that can be developed to make it better

This quality of higher return potential can be developed multiple ways.  First way is external buying.  As in the case of Cabela’s when after the stock declined on a poor earnings announcement, an activist investor took advantage of the increased return potential and purchased 11% of the stock in the open market.  He is currently trying to find ways to increase its stock price which may include a possible sale.  The second way is internal corporate actions by the company such as with Polaris.  Polaris also declined after a disappointing earnings announcement, but two days later the company showed a powerful confirmation of the increased return potential and announced a 7.5 million stock buyback, which coincidentally is also 11% of its outstanding stock.  It has also been helped by an increased dividend and reports of insider buying.  The third way is by personal action.  You and I can develop the quality of the increased return potential personally by increasing our holdings.  I will manage the portfolio and try to increase the return potential on a per share basis, but you need to increase your potential returns by buying more shares when our Fund’s price is lower.  This should be done at a pace that you can afford and are comfortable doing.

•

 an ability that someone has that can be developed to help that person become successful

Why do you invest? I assume it is to be financially successful.  Your potential for financial success may increase if you use the opportunity of price declines in order to increase your investments.  You need to own investments that you believe in for long-term financial gains.  If it is not our Matthew 25 Fund, then do some research and find the investment that is right for you.  That way you will be more comfortable and able to make new investments when the inevitable volatility comes along.  It is this third way that you control, which can turn short-term stock market pains into long-term financial gains.

As promised, I would like to show you the future value potential in just four of our investments.  These are all large holdings for our Matthew 25 Fund and I think they are interesting.  Goldman Sachs (GS) is one of the premier investment banks in the world.  While composing this letter, I purchased shares for $149.63.  Book value is a significant datum to calculate value for GS.  Goldman’s intrinsic value is worth more than its book value, but book value can track the direction of intrinsic value.  As of the last 10-Q (quarterly report) the book value per share was $178.79 per share.  GS grew its book value over the past 10 years at an average annual rate of 11.5%, and, remember this period includes the second worst financial crisis in 100 years.  Assume that GS can grow its book value at just 7.5% the next four years, this would increase its book value to $238.77.  I will now assume a return on equity of 12.5% to yield an earnings per share of $29.85 in four years.  Then applying a price to earnings ratio (PE) of 13.0 to these earnings gives a projected value in four years of $388.00.  Anyone familiar with financial analysis would confirm that my projections are favorable, but very achievable.  Though GS may not achieve these projections, the possibilities that it exceeds these assumptions are very good.

FedEx (FDX) is an ubiquitous business and I will estimate its future value next. FDX should benefit from the “Amazon Effect” of increased online shopping.  This has not escaped analysts with a consensus 5 years projected growth rate of 13%.  Current year (May 2016) earnings should be around $10.56 per share (275.62 million shares) or $2,910.5 million.  In my future value estimation I will go more conservatively and grow earnings at 11% instead of the consensus 13%.  This will put earnings at $4,418.42 million in four years.  Using a current tax rate of 35% and estimating depreciation at $3.4 billion in four years gives an EBITDA (earnings before interest, taxes, depreciation and amortization) of approximately $10.2 billion in May 2020.  FDX will have many options with its earnings over the next four years, but I will assume a conservative path that the dividend stays the same and cash is retained.  Then the balance sheet would go from current net long-term debt of $9,168 million to net cash of $4,945 million.  Valuing FDX in four years at 8.5 times EBITDA plus its cash would be an Enterprise Value of $91,624 million or $332.43 per share (275.62 million shares).  Based on its current price of $128.60 and its $1.00 dividend, the average annual compounded return potential is 27.36% or a total gain of 161% over four years.  My calculations are favorable, but not unreasonable.  I am very confident that FDX will utilize more favorable allocation of its earnings.  FDX has been opportunistic with its stock’s increased return potential by applying the internal corporate action of buying its stock.  Net buybacks for the past six months were $1.04 billion.  This is annualized at $7.54 on a per share basis.  I believe continued internal corporate actions by FDX could increase intrinsic value per share over my above estimate of future value.

Boardwalk Pipeline Partners, LP (BWP) is an attractive value investment currently with long-term growth prospects.  BWP owns and operates 14,525 miles of natural gas pipelines and 205 Bcf (Billion cubic feet) of natural gas storage in the U.S. At its current price of $10.83 per share it is selling below its book value of $16.95, and the cost of its pipelines and storage facilities (net of debt) of $24.20 per share.  Natural gas is an important energy source for our country and I believe the pipes to carry it are and will be valuable.  BWP has multiple projects to increase its business over the next five years.  For the future valuation for BWP I will use projections from Value Line as an independent analyst.  Value Line has EBITDA at $1,230.46 million in 2020.  This includes $4.8 billion in long-term debt at 5.25% interest.  Gas pipelines tend to be valued at 12.5 times EBITDA or higher because of their government regulation (FERC) and long-term contracts.  Therefore, netting the debt, the potential future value per share could be $42.00 per share (252 million shares.)  Now to be conservative and to build in a margin for errors, I will use 75% of that future value or $31.50 per share in five years.  Including the current dividend and this discounted price, the average annual compounded return potential is 26.35% or a total return of 209% over five years.  The real driver of value with BWP will be its distributions per share.  Prior to cutting its dividend in 2014 in order to fund its growth projects, BWP paid out on average 82% of its cash flow per share from 2006 to 2013.  That cash flow per share estimate is $3.90 in 2020.  BWP could be able to safely pay $2.00 to $2.50 per share by then.  This will be the catalyst to achieve the full potential in BWP by that time.

Scripps Networks Interactive, Inc. (SNI) is a content provider for TV and the internet.  Its network brands are HGTV, Food Network, Travel Channel, DIY Network, Cooking Channel and Great American Country.  I do not know who is going to win the battle among cable, fiber optics, satellite and internet providers, but I believe that content producers such as SNI will be needed by the winner(s).  Consensus annual projected growth rate for the next five years is 11.45%.  The 2015 earnings should be around $4.72 per share (128.69 million shares) or $606.83 million.  If I round down the consensus growth rate to 11%, earnings would be $921.2 million in four years (or 2019.)  Assuming once again that the dividend remains constant and the cash is retained then net long-term debt would go from $2,946 million to $289 million.  EBITDA in 2019 would be approximately $1,557.2 million at a 35% tax rate.  At ten times EBITDA less debt, its enterprise value would be $15,284 million or $118.77 per share by 2019.  Based on its current price of $53.72 and its $1.00 dividend the average annual compounded return potential is 23.36% or a total gain of 129% over four years.  SNI has been proactively applying internal corporate actions with its cash for the benefit of long-term shareholders; so I am hopeful my value estimates may prove to be conservative.

These are only four examples of the future values that I see in all sixteen of our Fund’s investments.  I will continue to spend my time searching for new investments as well as researching our current investments.  I will replace an existing holding if I find a new investment with better risk/reward potential. There is an old adage of “Do as I say not as I do.”  However, I want you co-owners to know that I am not just saying but I am doing.  In 2015, for my wife and me, I purchased 52,221.508 new shares of our Matthew 25 Fund and received 27,171.481 shares through reinvestment of our capital gains distribution.  I usually make new purchases on days our Fund declines in market price. To the best of my ability I will continue this process in 2016.  I am doing this because I believe in the POTENTIAL of our Matthew 25 Fund at this time and at these low prices!  As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you and to invest side by side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Matthew 25 Fund
Performance Illustration
December 31, 2015 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns For the Periods Ended December 31, 2015

	Matthew 25 Fund	Russell 3000 Index
1 Year	(12.19)%	0.48%
3 Year	8.74%	14.74%
5 Year	13.33%	12.18%
10 Year	6.19%	7.36%
12/31/1995 – 12/31/2015	10.45%	8.27%

Matthew 25 Fund $72,986
Russell 3000 Index $49,037
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/15.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND
TOP TEN HOLDINGS & ASSET ALLOCATION
December 31, 2015
(Unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	11.97%
Goldman Sachs Group, Inc.	9.92%
JP Morgan Chase & Co. (a)	8.33%
Cabelas, Inc. Class A	7.95%
Scripps Networks Interactive, Inc.	7.18%
Brandywine Realty Trust	7.11%
Polaris Industries, Inc.	6.88%
FedEx Corp.	5.96%
KKR & Co. L.P.	5.93%
MasterCard, Inc.	5.36%
76.59%

(a) Including JP Morgan Chase & Co. Warrants

Asset Allocation	(% of Net Assets)

Electronic Computers	11.97%
Security Brokers, Dealers & Exchanges	9.92%
Shopping Goods Store	7.95%
National Commercial Bank	7.60%
Cable & Other Pay Television Services	7.18%
Real Estate Investment Trusts	7.11%
Operative Builders	7.00%
Transportation Equipment	6.88%
Air Courier Services	5.96%
Business Services	5.36%
Fire, Marine & Casualty Insurance	5.15%
Railroads, Line-Haul Operations	2.97%
Warrants	0.73%
Preferred Stocks	2.88%
Limited Partnerships	10.93%
Other Assets Less Liabilities	0.41%
100.00%

Matthew 25 Fund

			Schedule of Investments
			December 31, 2015

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
200,000	FedEx Corp.	$18,391,736	$29,798,000	5.96%

Business Services
1	The Depository Trust & Clearing Corp. (***) *	1,091	1,688	0.00%
275,000	MasterCard, Inc.	9,027,563	26,774,000	5.36%
	Total Business Services	9,028,654	26,775,688	5.36%

Cable & Other Pay Television Services
650,000	Scripps Network Interactive, Inc.	37,729,953	35,886,500	7.18%

Electronic Computers
568,000	Apple, Inc.	28,484,345	59,787,680	11.97%

Fire, Marine & Casualty Insurance
130	Berkshire Hathaway, Class A *	15,049,014	25,714,000	5.15%

National Commercial Bank
575,000	JP Morgan Chase & Co.	23,802,144	37,967,250	7.60%

Operative Builders
500,000	Calatlantic Group, Inc.	17,711,109	18,960,000	3.79%
500,000	DR Horton Inc.	10,795,122	16,015,000	3.21%
	Total Operative Builders	28,506,231	34,975,000	7.00%

Railroads, Line-Haul Operations
198,575	Kansas City Southern	12,418,473	14,827,595	2.97%

Real Estate Investment Trusts
2,600,000	Brandywine Realty Trust	28,563,882	35,516,000	7.11%

Security Brokers, Dealers & Exchanges
275,000	Goldman Sachs Group, Inc.	37,347,956	49,563,250	9.92%

Shopping Goods Store
850,000	Cabelas, Inc. Class A *	34,353,705	39,720,500	7.95%

Transportation Equipment
400,000	Polaris Industries, Inc.	31,718,796	34,380,000	6.88%

Total Common Stocks		305,394,889	424,911,463	85.05%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	3,671,950	0.73%
	Total Warrants	2,331,760	3,671,950	0.73%

LIMITED PARTNERSHIPS
1,925,000	Boardwalk Pipeline Partners, L.P.	26,090,911	24,986,500	5.00%
1,900,000	KKR & Co. L.P.	26,197,697	29,621,000	5.93%
	Total Limited Partnerships	52,288,608	54,607,500	10.93%

PREFERRED STOCKS
160,500	Fannie Mae - Series E 12/31/49, 5.10% *	1,742,006	723,855	0.14%
53,500	Fannie Mae - Series F 12/31/49, 0.00% (a) *	335,876	321,535	0.06%
228,800	Fannie Mae - Series G 12/31/49, 0.00% (a) *	2,125,294	1,281,280	0.26%
285,000	Fannie Mae - Series H 12/31/49, 5.81% *	2,699,373	1,382,250	0.28%
295,350	Fannie Mae - Series I 12/31/49, 5.375% (**) *	2,998,352	1,326,122	0.27%
198,000	Fannie Mae - Series L 12/31/49, 5.125% (**) *	1,383,708	930,600	0.19%
358,350	Fannie Mae - Series M 12/31/49, 4.75% *	2,885,502	1,720,080	0.34%
348,700	Fannie Mae - Series N 12/31/49, 5.50% *	2,845,589	1,673,760	0.33%
356,500	Fannie Mae - Series O 12/31/49, 0.00% (a) *	2,353,270	1,964,315	0.39%
1,228,169	Fannie Mae - Series P 12/31/49, 0.00% (a) *	4,185,566	3,082,704	0.62%
	Total Preferred Stocks	23,554,536	14,406,501	2.88%

	Total Investments	$383,569,793	497,597,414	99.59%

	Other Assets Less Liabilities, Net		2,032,156	0.41%

	Net Assets		$499,629,570	100.00%

* Non-Income producing securities during the period.
** Level 2 Security
*** Level 3 Security
(a) Variable rate security; the rate shown represents the yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Assets and Liabilities
December 31, 2015
Assets
Investment in securities at market value (cost $383,569,793)	$ 497,597,414
Receivables:
Securities sold	8,282,825
Shares sold	83,726
Dividends	117,675
Total Assets	506,081,640
Liabilities
Payables:
Due to custodian	3,721,693
Securities purchased	196,679
Shares redeemed	2,071,421
Due to Advisor	446,983
Accrued expenses	15,294
Total Liabilities	6,452,070

Net Assets (Equivalent to $25.38 per share based on 19,683,146	$ 499,629,570
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $25.38 x 0.98 = $24.87 (Note 7)

Composition of Net Assets
Shares of common stock	$ 196,831
Additional paid-in capital	382,563,448
Accumulated net realized gain on investments	2,841,670
Net unrealized appreciation of investments	114,027,621

Net Assets	$ 499,629,570

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Operations
For the year ended December 31, 2015
Investment Income
Dividends	$ 6,904,984
Interest received from underlying investment	215,735
Interest	52
Total Investment Income	7,120,771

Expenses
Management fees	7,286,191
Transfer agent and accounting fees	120,119
Custodian fees	63,731
Trustees' fees and expenses	51,207
Shareholder reporting	47,776
Registration fees	30,064
Professional fees	22,000
Postage and printing	19,128
Insurance	18,956
Compliance Officer fees	18,670
Office expenses	12,498
Bank fees	5,539
NSCC Fees	3,764
Telephone expense	639
Total Expenses	7,700,282

Net Investment Loss	(579,511)

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	55,856,012
Capital gain distributions from underlying investments	3,642,957
Net change in unrealized appreciation/(depreciation) of investments	(138,237,345)
Net realized and unrealized loss from investments	(78,738,376)

Net decrease in net assets resulting from operations	$ (79,317,887)

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statements of Changes in Net Assets

	Years Ended
	12/31/2015	12/31/2014

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ (579,511)	$ 4,552,131
Net realized gain from investments	55,856,012	19,042,339
Capital gain distributions from underlying investments	3,642,957	938,235
Unrealized appreciation (depreciation) on investments	(138,237,345)	21,528,689
Net increase (decrease) in assets resulting from operations	(79,317,887)	46,061,394

Distributions to Shareholders
From net investment income	-	(4,552,839)
From realized gains	(38,492,030)	(19,980,079)
Total distributions	(38,492,030)	(24,532,918)

Capital Share Transactions	(262,554,409)	37,361,351

Total Increase (Decrease) in Net Assets	(380,364,326)	58,889,827

Net Assets at Beginning of Year	879,993,896	821,104,069

Net Assets at End of Year (includes undistributed net	$ 499,629,570	$ 879,993,896
investment income of $- and $-, respectively)

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Financial Highlights
Selected data for a share outstanding
throughout each year:	Years Ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Asset Value -
Beginning of Year	$ 31.25	$ 30.44	$ 22.18	$ 17.18	$ 15.57
Net Investment Income (Loss) (1)	(0.02)	0.16	0.10	0.07	0.02
Net Gains or (Losses) on Investments
(realized and unrealized)	(3.81)	1.49	8.42	5.32	1.61
Total from Investment Operations	(3.83)	1.65	8.52	5.39	1.63

Less Distributions
From net investment income	0.00	(0.16)	(0.09)	(0.04)	(0.02)
From realized gains	(2.07)	(0.72)	(0.23)	(0.39)	0.00
Total Distributions	(2.07)	(0.88)	(0.32)	(0.43)	(0.02)

Paid in capital from redemption fees	0.03	0.04	0.06	0.04	0.00	(3)

Net Asset Value -
End of Year	$ 25.38	$ 31.25	$ 30.44	$ 22.18	$ 17.18

Total Return (2)	(12.19)%	5.59%	38.69%	31.63%	10.45%

Net Assets - End of Year (000's omitted)	$ 499,630	$ 879,994	$ 821,104	$ 313,521	$ 63,277

Ratio of Expenses to Average Net Assets	1.06%	1.06%	1.06%	1.15%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%	0.53%	0.38%	0.33%	0.10%

Portfolio Turnover Rate	17.52%	20.77%	7.35%	23.23%	22.94%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.
(3) Redemption fees resulted in less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained, assuming examination by tax authorities. Management has analyzed the tax positions taken on the Fund’s 2012-2014 tax returns and expect to be taken on the Fund’s December 31, 2015 tax return and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

In accordance with GAAP, the Fund recorded a permanent book/tax difference of $579,511 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $18,165,765 from accumulated net realized gains to paid-in capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, limited partnerships, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2015:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$424,909,775	$ --	$ 1,688	$424,911,463
Limited Partnerships	54,607,500	--	--	54,607,500
Warrants	3,671,950	--	--	3,671,950
Preferred Stocks	12,149,779	2,256,722	--	14,406,501
	$495,339,004	$ 2,256,722	$ 1,688	$497,597,414

The Fund did not hold any derivative instruments at any time during the year ended December 31, 2015.

* Industry classifications for these categories are detailed in the Schedule of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

Financial Instruments – Assets

Transfer out of Level 1**

Transfer into Level 2**

Preferred Stocks $(2,256,722)

$2,256,722

** Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2014	$ 702
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	589
Realized Gain/(Loss)	-
Purchases/Sales	397
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2015	$1,688

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment as recent transactions in the common stock as of December 31, 2015.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2015, as computed pursuant to the investment advisory agreement, totaled $7,286,191.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 142 non-discretionary brokerage accounts with approximately $77 million in assets. During the previous 5 years ended December 31, 2015, the Fund placed 3 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received no commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the year ended December 31, 2015, the Fund paid $86 in brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the year ended December 31, 2015, purchases and sales of investment securities other than short-term investments aggregated $125,761,488 and $422,450,621, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2015 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $382,760,279. Transactions in capital stock were as follows:

	December 31, 2015		December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,768,878	$ 54,795,272	8,157,985	$ 250,565,180
Shares reinvested	1,486,376	37,857,984	775,611	24,191,309
Redemption fees	-	598,710	-	991,225
Shares redeemed	(11,733,755)	(355,806,375)	(7,748,430)	(238,386,363)
Net increase (decrease)	(8,478,501)	$(262,554,409)	1,185,166	$ 37,361,351

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2015, the Fund received $598,710 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments (including short-term investments)+

     $ 383,726,137

Gross tax unrealized appreciation on investments

     $ 134,927,521

Gross tax unrealized depreciation on investments

        (21,056,244)

Net tax unrealized appreciation

     $ 113,871,277

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Fund.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2015, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

   $                 -

Accumulated realized gains

   $   2,998,014

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

During the year ended December 31, 2015, the Fund paid a long-term capital gain distribution of $2.06869 per share on December 28, 2015.

During the year ended December 31, 2014, the Fund paid an ordinary income distribution of $0.16487 per share, and a long-term capital gain distribution of $0.72353 per share on December 22, 2014.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 are as follows:

	2015	2014
Ordinary income	$ -	$ 4,552,839
Long-term Capital Gain	38,492,030	19,980,079
Total	$ 38,492,030	$ 24,532,918

NOTE 9 - Lease Commitments

The Fund leases office space on a month to month basis at $745 per month.  Rent expense was $8,940 for the year ended December 31, 2015, and is included with office expenses.

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2015, National Financial Services Corp., for the benefit of its customers, owned 42.06% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Matthew 25 Fund

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund, (the "Fund") including the schedule of investments, as of December 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 26, 2016

Matthew 25 Fund
Expense Illustration
December 31, 2015 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	July 1, 2015	December 31, 2015	July 1, 2015 through December 31, 2015
Actual
Hypothetical	$1,000.00	$874.21	$4.96
(5% return before expenses)
	$1,000.00	$1,019.91	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2015 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 20, 2015, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/15 the current advisor had outperformed the Russell 3000 Index in the 5 year period, as well as the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  This expense ratio was compared to Morningstar’s Large Blend Category (its current classification of MXXVX).  This peer group average expense ratio was 1.07%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of  scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is  potential  for  realization  of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its  review  and  the  foregoing information, the Board of Trustees determined that  the  Advisory Agreement, including the advisory fee rates payable thereunder,  continued  to  be fair and reasonable in light of all relevant circumstances and  concluded  that  it  is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 55

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 57

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 56	Secretary of Fund

Scott Satell	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None
Age 53

INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 55

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 56	President of Fund

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                      12/31/2015         12/31/2014

Audit Fees             $ 17,000          $  17,000

Audit-Related Fees     $      0          $       0

Tax Fees               $  5,000          $   3,000

All Other Fees         $      0          $       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/7/2016